UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21880

Oppenheimer Rochester Michigan Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: March 31

Date of reporting period: 6/30/2013

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

Principal Amount		Coupon	Maturity	Value
Municipal Bonds and Notes—117.3%
Michigan—89.6%
$50,000	Barry County, MI Building Authority	5.650%	07/01/2017	$50,015
50,000	Benton Harbor, MI Charter COP	8.000	05/01/2032	31,944
20,000	Cadillac, MI Water Supply System[1]	5.125	09/01/2026	20,034
80,000	Center, MI Academy COP[2]	7.500	10/01/2029	19,989
500,000	Dearborn, MI EDC (Henry Ford Village)	7.125	11/15/2043	505,435
1,500,000	Detroit, MI City School District[1]	5.000	05/01/2033	1,549,695
375,000	Detroit, MI Downtown Devel. Authority[1]	5.000	07/01/2018	374,974
200,000	Detroit, MI Downtown Devel. Authority[1]	5.250	07/01/2013	200,040
130,000	Detroit, MI Downtown Devel. Authority[1]	5.250	07/01/2014	130,263
115,000	Detroit, MI GO	5.000	04/01/2014	110,398
120,000	Detroit, MI GO	5.000	04/01/2016	118,805
200,000	Detroit, MI GO	5.000	04/01/2017	197,262
55,000	Detroit, MI GO	5.000	04/01/2019	49,999
40,000	Detroit, MI GO	5.000	04/01/2022	38,087
500,000	Detroit, MI GO1	5.000	11/01/2030	507,950
25,000	Detroit, MI GO	5.125	04/01/2022	21,611
250,000	Detroit, MI GO	5.250	04/01/2014	249,410
100,000	Detroit, MI GO	5.250	04/01/2015	99,478
550,000	Detroit, MI GO	5.250	04/01/2016	502,937
885,000	Detroit, MI GO	5.250	04/01/2024	689,203
575,000	Detroit, MI GO1	5.250	11/01/2035	588,668
100,000	Detroit, MI GO	5.375	04/01/2014	99,643
595,000	Detroit, MI GO	5.375	04/01/2015	587,848
160,000	Detroit, MI GO	5.375	04/01/2016	155,896
305,000	Detroit, MI Local Devel. Finance Authority[1]	5.500	05/01/2021	270,703
90,000	Detroit, MI Local Devel. Finance Authority[1]	5.500	05/01/2021	79,880
115,000	Detroit, MI Local Devel. Finance Authority[1]	6.700	05/01/2021	112,829
1,990,000	Detroit, MI Local Devel. Finance Authority[1]	6.850	05/01/2021	1,946,817
175,000	Detroit, MI Local Devel. Finance Authority (Chrysler Corp.)[1]	5.375	05/01/2018	168,565
280,000	Detroit, MI Sewer Disposal System[1]	5.000	07/01/2015	280,350
1,000,000	Detroit, MI Sewer Disposal System[1]	5.250	07/01/2022	1,006,090
250,000	Detroit, MI Sewer Disposal System[1]	6.500	07/01/2024	260,698
1,750,000	Detroit, MI Sewer Disposal System[1]	7.500	07/01/2033	1,948,748
1,500,000	Detroit, MI Water and Sewage Dept.[1]	5.250	07/01/2039	1,458,540
175,000	Detroit, MI Water Supply System[1]	5.000	07/01/2026	174,986
425,000	Detroit, MI Water Supply System[1]	5.000	07/01/2030	422,590
1,055,000	Detroit, MI Water Supply System[1]	5.000	07/01/2033	1,041,211
515,000	Detroit, MI Water Supply System[1]	5.000	07/01/2034	504,829
110,000	Detroit, MI Water Supply System[1]	5.250	07/01/2016	110,175
1,000,000	Detroit, MI Water Supply System[1]	6.250	07/01/2036	1,036,270
250,000	Dickinson County, MI Healthcare System[1]	5.700	11/01/2018	250,210
20,000	Flint, MI Hospital Building Authority (Hurley Medical Center)[1]	5.375	07/01/2018	20,018
15,000	Garden City, MI Hospital Finance Authority (Garden City Hospital Osteopathic)	5.750	09/01/2017	15,013

1	Oppenheimer Rochester Michigan Municipal Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

Principal Amount		Coupon	Maturity	Value

$85,000	Grand Rapids, MI Building Authority[1]	5.000%	10/01/2022	$85,309
65,000	Grand Rapids, MI Building Authority[1]	5.000	10/01/2028	65,172
500,000	Grand Rapids, MI EDC (Ferris State University)[1]	5.500	10/01/2035	521,510
500,000	Grand Traverse Academy, MI Public School Academy[1]	4.625	11/01/2027	432,290
100,000	Grand Traverse Academy, MI Public School Academy[1]	4.750	11/01/2032	82,704
155,000	Highland Park, MI Building Authority	7.750	05/01/2018	164,998
30,000	Houghton, MI Tax Increment Finance Authority	6.000	05/01/2019	30,153
20,000	Ionia, MI GO	6.750	04/01/2015	20,222
55,000	Ironwood, MI GO1	5.500	06/01/2015	56,179
500,000	Kalamazoo, MI Hospital Finance Authority (BHCG/BLH Obligated Group)[1]	5.125	05/15/2031	516,330
35,000	Melvindale, MI Water Supply & Sewer[1]	5.700	06/01/2016	35,408
90,000	Meridian, MI EDC (Burcham Hills)	5.250	07/01/2026	88,214
1,000,000	MI Building Authority, Series I1	5.000	10/15/2033	1,054,460
700,000	MI Building Authority, Series I1	5.250	10/15/2026	770,567
1,120,000	MI Building Authority, Series II1	5.000	10/15/2029	1,130,763
110,000	MI Building Authority, Series II1	5.000	10/15/2029	111,057
85,000	MI Discovery Elementary School COP (Public School Academy)[3]	8.125	10/01/2031	8,062
1,000,000	MI Finance Authority (Crittendon Hospital Medical Center)[1]	5.000	06/01/2027	1,042,860
250,000	MI Finance Authority (Hanley Public School)[1]	6.125	09/01/2040	241,793
1,000,000	MI Finance Authority (Old Redford Public School Academy)[1]	6.500	12/01/2040	1,017,570
55,000	MI George Washington Carver Public School Academy COP	8.000	09/01/2017	46,153
510,000	MI George Washington Carver Public School Academy COP	8.125	09/01/2030	326,665
100,000	MI HEFA (Kettering University)	5.000	09/01/2026	94,542
200,000	MI HEFA (Kettering University)	5.000	09/01/2031	181,530
20,000	MI HEFA (Kettering University)	5.500	09/01/2015	20,015
1,080,000	MI HEFA (Kettering University)	5.500	09/01/2021	1,080,281
120,000	MI Hospital Finance Authority (HFHS/HAPM/WH&MC Obligated Group)[1]	5.750	11/15/2039	125,759
10,000,000	MI Hospital Finance Authority (McLaren Health Care Corp.)[4]	5.000	08/01/2035	10,077,500
30,000	MI Hospital Finance Authority (Memorial Hospital)[1]	5.750	11/15/2015	30,063
75,000	MI Hospital Finance Authority (Memorial Hospital)[1]	5.875	11/15/2021	75,161
75,000	MI Hospital Finance Authority (MidMH/MMHDA/MMVNA Obligated Group)[1]	5.125	06/01/2024	75,096
50,000	MI Hospital Finance Authority (MidMH/MMMC/MMRMCC/MMRMCG Obligated Group)[1]	5.000	04/15/2024	50,046
5,000	MI Hospital Finance Authority (St. John Medical Center)[1]	5.250	05/15/2026	5,020
30,000	MI Hsg. Devel. Authority (BGC-II Nonprofit Hsg. Corp.)[1]	5.500	01/15/2018	30,072

2	Oppenheimer Rochester Michigan Municipal Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

Principal Amount		Coupon	Maturity	Value

$10,000	MI Hsg. Devel. Authority (Breton Village Green)[1]	5.625%	10/15/2018	$10,112
90,000	MI Hsg. Devel. Authority (Charter Square)[1]	5.500	01/15/2021	90,170
10,000	MI Hsg. Devel. Authority (Charter Square)[1]	5.500	01/15/2021	10,019
485,000	MI Hsg. Devel. Authority (Danbury Manor)	5.300	06/01/2035	497,862
1,000,000	MI Hsg. Devel. Authority (Rental Hsg.)[1]	6.050	10/01/2041	1,038,510
15,000	MI Hsg. Devel. Authority (Section 8 Assisted Mtg.)	8.126[5]	04/01/2014	14,652
60,000	MI Hsg. Devel. Authority (Single Family Hsg.)[1]	5.000	12/01/2020	62,820
650,000	MI Hsg. Devel. Authority (Single Family Hsg.)[1]	5.500	12/01/2028	684,730
30,000	MI Hsg. Devel. Authority (Walled Lake Villa)[1]	6.000	04/15/2018	30,056
4,000,000	MI Hsg. Devel. Authority, Series A1	5.150	10/01/2029	4,025,640
50,000	MI Hsg. Devel. Authority, Series A1	5.625	10/01/2031	52,750
40,000	MI John Tolfree Health System Corp.[1]	5.850	09/15/2013	40,015
5,000	MI Municipal Bond Authority[1]	5.375	11/01/2020	5,005
65,000	MI Municipal Bond Authority	5.400	11/01/2016	65,082
1,065,000	MI Municipal Bond Authority	5.500	11/01/2020	1,081,891
10,000	MI Municipal Bond Authority	5.700	11/01/2014	10,035
200,000	MI Municipal Bond Authority	6.000	11/01/2020	200,936
60,000	MI New Beginnings Academy COP	8.000	02/01/2032	43,293
125,000	MI Pansophia Academy COP	7.000	06/01/2029	76,369
500,000	MI Public Educational Facilities Authority (Landmark Academy)[1]	6.625	06/01/2030	505,695
200,000	MI Public Educational Facilities Authority (Old Redford Academy)[1]	5.000	12/01/2014	203,126
200,000	MI Public Educational Facilities Authority (Old Redford Academy)[1]	6.000	12/01/2035	195,888
300,000	MI Strategic Fund Limited Obligation (Detroit Edison Company)[1]	6.750	12/01/2038	306,030
827,895	MI Strategic Fund Limited Obligation (Wolverine Human Services)	5.850	08/31/2027	642,181
1,794,000	MI Strategic Fund Limited Obligation (Wolverine Human Services)	7.875	08/31/2028	1,751,159
1,775,000	MI Tobacco Settlement Finance Authority[1]	5.125	06/01/2022	1,586,069
3,100,000	MI Tobacco Settlement Finance Authority[1]	6.000	06/01/2048	2,562,956
75,650,000	MI Tobacco Settlement Finance Authority	7.249[5]	06/01/2052	1,012,197
1,000,000	Michigan State University[1]	5.000	02/15/2044	1,057,090
50,000	New Buffalo, MI GO	5.300	04/01/2014	50,451
25,000	Ottawa County, MI (Grand Haven Township System Extensions)[1]	5.750	07/01/2015	25,655
25,000	Ottawa County, MI (Jamestown Township System Extension No. 1)[1]	5.900	05/01/2015	25,469
50,000	Plymouth, MI Educational Center Charter School (Public School Academy)[1]	5.375	11/01/2030	41,645
175,000	Plymouth, MI Educational Center Charter School (Public School Academy)[1]	5.625	11/01/2035	144,081
500,000	Port Huron, MI Water Supply System[1]	5.250	10/01/2031	518,260
280,000	Renaissance, MI Public School Academy[1]	5.500	05/01/2027	266,179
500,000	Renaissance, MI Public School Academy[1]	6.000	05/01/2037	465,855

3	Oppenheimer Rochester Michigan Municipal Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

Principal Amount		Coupon	Maturity	Value

$790,000	Royal Oak, MI Hospital Finance Authority (William Beaumont Hospital)[1]	8.250%	09/01/2039	$966,715
15,000	Saginaw County, MI (Williamson Acres Drain)[1]	5.000	06/01/2018	15,184
20,000	Scio Township, MI Building Authority	5.650	05/01/2016	20,218
25,000	Scio Township, MI Building Authority	5.650	05/01/2017	25,252
1,000,000	Star International Academy, MI (Public School Academy)[1]	5.000	03/01/2033	946,020
10,000	Trenton, MI GO1	5.000	10/01/2022	10,044
50,000	Warren, MI GO (Downtown Devel.)[1]	5.000	10/01/2022	50,576
500,000	Wayne County, MI Airport Authority (Detroit Metro Wayne Airport)[1]	5.250	12/01/2021	541,880
790,000	Wayne County, MI Building Authority[1]	5.250	06/01/2016	793,042
20,000	Wayne County, MI Community College[1]	5.500	07/01/2019	20,287
1,000,000	Wayne, MI Charter County Airport (Detroit Metropolitan Wayne County)[1]	5.250	12/01/2023	1,071,910
15,000	Wayne, MI Charter County Airport (Hotel-Detroit Metropolitan Airport)[1]	5.000	12/01/2020	15,008
140,000	Wayne, MI Charter County Airport (Hotel-Detroit Metropolitan Airport)[1]	5.000	12/01/2019	140,092
465,000	Wayne, MI Charter County Airport (Hotel-Detroit Metropolitan Airport)[1]	5.000	12/01/2030	465,986
485,000	Wayne, MI Charter County Airport Facilities (Northwest Airlines)	6.000	12/01/2029	414,263
2,275,000	Wayne, MI Charter County GO1	6.750	11/01/2039	2,490,056
				65,088,096
U.S. Possessions—27.7%
1,000,000	Guam Government Business Privilege[1]	5.000	01/01/2037	1,027,900
250,000	Guam Government Business Privilege[1]	5.250	01/01/2036	262,590
30,000	Guam Government Waterworks Authority & Wastewater System[1]	6.000	07/01/2025	30,687
750,000	Puerto Rico Aqueduct & Sewer Authority[1]	5.750	07/01/2037	697,538
1,000,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.125	07/01/2024	1,025,510
770,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500	05/15/2039	763,263
500,000	Puerto Rico Commonwealth GO1	5.000	07/01/2022	474,765
545,000	Puerto Rico Commonwealth GO1	5.000	07/01/2033	480,265
445,000	Puerto Rico Commonwealth GO1	5.750	07/01/2041	420,227
750,000	Puerto Rico Commonwealth GO1	6.500	07/01/2037	766,028
500,000	Puerto Rico Electric Power Authority, Series CCC[1]	5.250	07/01/2028	477,990
250,000	Puerto Rico Electric Power Authority, Series TT1	5.000	07/01/2032	227,148
750,000	Puerto Rico Electric Power Authority, Series ZZ1	5.250	07/01/2026	722,625
5,000	Puerto Rico Highway & Transportation Authority[1]	5.000	07/01/2028	4,547
250,000	Puerto Rico Highway & Transportation Authority[1]	5.500	07/01/2030	233,505
750,000	Puerto Rico Highway & Transportation Authority[1]	5.750	07/01/2020	752,063
60,000	Puerto Rico Highway & Transportation Authority, Series G1	5.000	07/01/2042	50,574
15,000	Puerto Rico IMEPCF (American Airlines)[3]	6.450	12/01/2025	15,900
110,000	Puerto Rico Infrastructure (Mepsi Campus)	5.600	10/01/2014	112,021

4	Oppenheimer Rochester Michigan Municipal Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

Principal Amount		Coupon	Maturity	Value

$700,000	Puerto Rico Infrastructure (Mepsi Campus)	6.250%	10/01/2024	$710,605

1,855,000	Puerto Rico Infrastructure (Mepsi Campus)	6.500	10/01/2037	1,852,514

75,000	Puerto Rico ITEMECF (San Lucas & Cristo Redentor Hospitals)	5.750	06/01/2029	52,712

550,000	Puerto Rico Municipal Finance Agency, Series A1	5.000	08/01/2027	545,039

15,000	Puerto Rico Municipal Finance Agency, Series A1	5.250	08/01/2020	15,048

120,000	Puerto Rico Municipal Finance Agency, Series A1	5.250	08/01/2021	120,259

10,000	Puerto Rico Public Buildings Authority[1]	5.125	07/01/2024	9,429

500,000	Puerto Rico Public Buildings Authority[1]	5.375	07/01/2033	460,595

500,000	Puerto Rico Public Buildings Authority[1]	6.250	07/01/2031	511,980

2,100,000	Puerto Rico Public Buildings Authority[1]	6.750	07/01/2036	2,192,421

250,000	Puerto Rico Public Buildings Authority[1]	7.000	07/01/2025	258,478

1,700,000	Puerto Rico Public Finance Corp., Series B1	5.500	08/01/2031	1,565,479

750,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.500	08/01/2044	803,535

1,000,000	Puerto Rico Sales Tax Financing Corp., Series C1	0.000[6]	08/01/2032	973,940

1,000,000	Puerto Rico Sales Tax Financing Corp., Series C1	5.750	08/01/2057	1,033,990

200,000	V.I. Water & Power Authority	5.500	07/01/2017	200,393

250,000	V.I. Water & Power Authority, Series A1	5.000	07/01/2031	242,493

				20,094,056

Total Investments, at Value (Cost $88,827,791)-117.3%				85,182,152

Liabilities in Excess of Other Assets-(17.3)				(12,573,648)

Net Assets-100.0%				$72,608,504

Footnotes to Statement of Investments

* June 28, 2013 represents the last business day of the Fund’s reporting period. See accompanying Notes.

1. All or a portion of the security position has been segregated for collateral to cover borrowings.

2. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the original contractual interest rate.

3. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See accompanying Notes.

4. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See accompanying Notes.

5. Zero coupon bond reflects effective yield on the date of purchase.

6. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

To simplify the listings of securities, abbreviations are used per the table below:

BHCG	Bronson Healthcare Group
BLH	Bronson Lakeview Hospital
COP	Certificates of Participation
EDC	Economic Devel. Corp.
GO	General Obligation
HAPM	Health Alliance Plan of Michigan
HEFA	Higher Education Facilities Authority
HFHS	Henry Ford Health System
IMEPCF	Industrial, Medical and Environmental Pollution Control Facilities
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
MMHDA	MidMichigan Health Development Associates
MMMC	MidMichigan Medical Center

5	Oppenheimer Rochester Michigan Municipal Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

MMRMCC	Mid Michigan Regional Medical Center-Clare
MMRMCG	MidMichigan Regional Medical Center-Gladwin
MMVNA	MidMichigan Visiting Nurse Associates
MidMH	MidMichigan Health
ROLs	Residual Option Longs
TASC	Tobacco Settlement Asset-Backed Bonds
V.I.	United States Virgin Islands
WH&MC	Wyandotte Hospital & Medical Center

Notes to Statements of Investments

Quarterly Period. The last day of the Fund’s quarterly period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a broker dealer (the “sponsor”). The sponsor creates a trust (the “Trust”) into which it deposits the underlying municipal bond. The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust (typically an affiliate of the sponsor) must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund may have the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Similarly, the Fund may have the right to directly purchase the underlying municipal bond from the Trust by paying to the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. Through the exercise of either of these rights, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in

6	Oppenheimer Rochester Michigan Municipal Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Sub-Adviser monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. As of June 28, 2013, the Fund’s maximum exposure under such agreements is estimated at $5,000,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a sponsor for deposit into a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities in the annual and semiannual reports (but does not separately include the related inverse floating

7	Oppenheimer Rochester Michigan Municipal Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities in the annual and semiannual reports equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations in the annual and semiannual reports, while interest payable on the related short-term floating rate securities is recorded as interest expense. At June 28, 2013, municipal bond holdings with a value of $10,077,500 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $5,000,000 in short-term floating rate securities issued and outstanding at that date.

At June 28, 2013, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate [2]	Maturity Date	Value

$5,000,000	MI Hospital Finance Authority ROLs[3]	9.539%	8/1/35	$5,077,500

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities in the annual and semiannual reports, and interest on the security is recorded as investment income on the Fund’s Statement of Operations in the annual and semiannual reports.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $5,000,000 as of June 28, 2013.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of June 28, 2013 is as follows:

Cost	$94,812
Market Value	$23,962
Market Value as a % of Net Assets	0.03%

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

8	Oppenheimer Rochester Michigan Municipal Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when

9	Oppenheimer Rochester Michigan Municipal Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that as of June 28, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Michigan	$—	$65,088,096	$—	$65,088,096
U.S. Possessions	—	20,094,056	—	20,094,056

Total Assets	$—	$85,182,152	$—	$85,182,152

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

10	Oppenheimer Rochester Michigan Municipal Fund

STATEMENT OF INVESTMENTS June 28, 2013* (Unaudited)

Federal Taxes. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 28, 2013 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$83,818,122 [1]

Gross unrealized appreciation	$2,063,385
Gross unrealized depreciation	(5,709,024)

Net unrealized depreciation	$(3,645,639)

1. The Federal tax cost of securities does not include cost of $5,009,669, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note.

11	Oppenheimer Rochester Michigan Municipal Fund

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/28/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Michigan Municipal Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	8/9/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	8/9/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	8/9/2013